UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)               OCTOBER 7, 2000

                                    FDN, INC.
             (exact name of registrant as specified in its charter)


          COLORADO                  000-25519                   84-1104858
(State or other jurisdiction       (Commission                 (IRS Employer
    of incorporation)              File Number)             Identification No.)

        2290 LEE ROAD,       WINTER PARK FL               32169
     (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code (407) 702-2000

     FON DIGITAL NETWORK, INC. (MERCURY CAPITAL CORP.) 5770 SOUTH BEECH CT.
                  GREENWOOD VILLAGE, CO   80121       (303) 221-7376
          (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT.)

Item 1. CHANGES IN CONTROL OF REGISTRANT.

Item 5. OTHER EVENTS.

1A./5A. STOCK RESCINDED AND TRANSFER STOPPED. On October 7, 2000 FDN, Inc. sent through securities counsel a Notice of Stock Cancellation enclosing a Rescission Response Form, both of which are EXHIBITS to this Form 8-K Current Report, and incorporated herein by reference. On October 9, 2000 FDN, Inc. issued a News Release, also filed as an EXHIBIT and incorporated herein by reference. The Rescission Response Form allows rescinded shareholders to accept the stock cancellation and avoid litigation on that issue, or to state reasons why the stock should not be rescinded. Stop transfer orders were issued to the transfer agent for the cancelled stock. Holders were directed to return their certificates (or Lost Certificate Affidavits) to FDN, Inc.

1B./5B. SCOPE OF AND REASONS FOR STOCK CANCELLATION. The Notice of Stock Cancellation was sent to _______shareholders holding _____________ shares, or ______% of the previously outstanding stock. This "watered stock" was rescinded and cancelled on the books of FDN, Inc. for one or more reasons including inadequate consideration, waste of corporate assets and other breach of fiduciary duties, fraud, and unjust enrichment by stock dilution ("watering"). Further, claims are being made against former control persons, officers, directors, employees and other agents of FDN, Inc. for participating in or failing to prevent the wrongful issuance of the stock.

1C./5C. LAWSUIT TO CONFIRM RESCISSION AND SEEK REMEDIES. A USDC lawsuit is intended to seek a Declaratory Judgment confirming the stock rescission, issuance of necessary injunctions, and the award of damages to FDN, Inc.

1D./5D. NEW BOARD SEEKS BETTER STOCK PRICE, FAIR TREATMENT FOR PAYING SHAREHOLDERS. The stock cancellation was authorized by a new board of Directors. Their mandate from the shareholders is to reform FDN, Inc.'s business in general and its stock distribution in particular. The cancellation is intended to promote fair treatment of shareholders by restricting stock ownership to persons paying lawful consideration approved by the Board, and to reduce market selling pressure from "free shares" as well as boosting potential earnings per share by reducing the number of shares.

1E./5E. EFFECT OF RESCISSION ON CONTROL OF REGISTRANT. The stock cancellation effectively eliminates the voting power (and other rights) for holders of rescinded shares, and proportionately increases the voting power for other shareholders.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

               7(c)   EXHIBITS

               7(c)A  Stock Cancellation Notice

               7(c)B  Rescission Response Form

               7(c)C  News Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                                   FDN, INC.
                                                 (Registrant)

Date           OCTOBER, 2000                     /s/
                                                      (Signature)
                                                 Name
                                                 Title

Print name and title of the signing officer under the signature.